UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 22, 2015


                              Unified Signal, Inc.
               (Exact name of registrant as specified in charter)

          Nevada                         000-31757               90-0781437
(State or other jurisdiction            (Commission            (IRS Employer
    of incorporation)                   File Number)         Identification No.)

                  5400 Carillon Point, Building 5000, 4th Floor
                            Kirkland Washington 98033
                    (Address of principal executive offices)

                                 (800) 884-4131
              (Registrant's telephone number, including area code)


                   (Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous independent accountant

On July 22, 2015, Unified Signal, Inc. (the "Company") notified Liggett, Vogt & Webb P.A. ("LVW") that effective July 22, 2015 the Company has decided to dismiss LVW as the Company's independent registered public accounting firm. The decision to dismiss LVW was made and approved by the Company's Board of Directors.

The audit reports of LVW on the Company's financial statements for the fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, or accounting principles except the LVW reports for these fiscal years ended contained a going concern uncertainty. This uncertainty expressed substantial doubt about the Company's ability to continue as a going concern based on significant recurring operating losses.

During the two most recent fiscal years and through July 22, 2015, the Company had no disagreements with LVW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused LVW to make reference to the subject matter of the disagreement in connection with its reports. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided LVW with a copy of the disclosures required by Item 304(a) contained in this Report on Form 8-K and has requested that LVW furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether LVW agrees with the statements made by the registrant in this Form 8-K and, if not, stating the respects in which it does not agree. A copy of LVW's letter dated August 19, 2015 is filed as Exhibit 16.1to this Form 8-K.

(b) New independent accountant

Effective as of July 22, 2015, the Company engaged Jones & Sas LLC ("J&S") as its new independent registered public accounting firm. The decision to engage J&S was made and approved by the Company's Board of Directors. J&S became registered with the Public Company Accounting Oversight Board on August 13, 2015.

During the two most recent fiscal years and through July 22, 2015, the Company has not consulted with J&S regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or
(ii) any matter that was either subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                  Description of Exhibit
-----------                  ----------------------

  16.1* Liggett, Vogt & Webb P.A. letter addressed to the Securities and Exchange Commission.

----------
*  filed herewith

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Unified Signal, Inc.


Date: August 20, 2015               By: /s/ Paris W. Holt
                                        ----------------------------------------
                                        Paris W. Holt
                                        Chief Executive Officer

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